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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           -------------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Property Capital Trust, Inc.
           (formerly known as Maryland Property Capital Trust, Inc.)
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            (Exact Name of Registrant as Specified in its Charter)

               Maryland                                  04-2452367*
---------------------------------------     -----------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


                 177 Milk Street, Boston, Massachusetts 02109
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            (Address of Principal Executive Offices)    (Zip Code)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of securities
pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
Exchange Act and is effective             Exchange Act and is effective
pursuant to General Instruction           pursuant to General Instruction
A.(c), please check the following         A.(d), please check the following
box.   [_]                                box.   [X]

Securities Act registration statement file number to which this form relates: 333-67673
        --------------
        (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class                        Name of Each Exchange on Which
   to be so Registered                        Each Class is to be Registered
-------------------------------------      ------------------------------------

            None
--------------------------------------     ------------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
  --------------------------------------------------------------------------
                               (Title of class)

*I.R.S. Employer Identification Number of Property Capital Trust, the predecessor to the Registrant.
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   Description of Registrant's Securities to be Registered.

          A description of the Common Stock of the Registrant is set forth in the information provided under "Description of Capital Stock" and "Comparison of Shareholders' Rights" in the Prospectus contained in the Registration Statement on Form S-4 (the "Registration Statement"), filed under the Securities Act of 1933 with the Securities and Exchange Commission on November 20, 1998, File No. 333-67673, as amended (including after the date hereof pursuant to Rule 424(b) under the Securities Act of 1933), which information is incorporated herein by reference.

Item 2.   Exhibits.

               (1) Form of Articles of Amendment and Restatement of Property Capital Trust, Inc. (incorporated by reference to Exhibit
                    3.1 to the Registration Statement).

               (2) Form of By-laws of Property Capital Trust, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement).

               (3) Form of Second Amended and Restated Agreement of Limited Partnership of Property Capital Trust Limited Partnership (incorporated by reference to Exhibit 4.1 to the Registration Statement).

               (4) Form of Certificate representing shares of Common Stock of Property Capital Trust, Inc. (incorporated by reference to
                    Exhibit 4.2 to the Registration Statement).


                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         PROPERTY CAPITAL TRUST, INC.



                         By: /s/ Bruce A. Beal
                            ----------------------------
                              Bruce A. Beal, President




Dated:  May 28, 1999